UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 10, 2023
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Star Equity Holdings, Inc. (the “Company”) on May 5, 2023 (the “Original Form 8-K”), the Company entered into a Stock Purchase and Contribution Agreement (the “Purchase Agreement”), dated as of May 4, 2023, by and among the Company, Digirad Health Inc., a Delaware corporation and wholly owned subsidiary of the Company (“DHI”), TTG Imaging Solutions, LLC, a Pennsylvania limited liability company (the “Buyer”), and the Buyer’s Parent, Insignia TTG Parent LLC, a Delaware limited liability company (the “Parent”). Pursuant to the Purchase Agreement (i) Buyer purchased 85% of the issued and outstanding shares of DHI, on the terms and subject to the conditions set forth therein and (ii) the Company contributed to Parent 15% of the issued and outstanding shares of stock of DHI in exchange for New Units (as defined in the Purchase Agreement) of Parent (the “Transaction”).
This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the historical and pro forma financial statements described in Item 9.01 below. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Transaction.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Not Applicable.

(b)    Pro Forma Financial Information.
The following unaudited pro forma condensed combined financial statements of the Company are attached hereto as Exhibit 99.1 and incorporated herein by reference:
•Unaudited pro forma condensed combined balance sheet as of December 31, 2022;
•Unaudited proforma condensed combined statements of operations for the years ended December 31, 2022 and December 31, 2021; and
•Notes to the unaudited pro forma condensed combined financial information.
(c)    Shell Company Transactions.

Not Applicable.

(d)    Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     May 10, 2023